UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Petco Health and Wellness Company, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table below in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PETCO THE HEALTH + WELLNESS CO. PETCO HEALTH AND WELLNESS COMPANY, INC. 10850 VIA FRONTERA SAN DIEGO, CA 92127 Your Vote Counts! PETCO HEALTH AND WELLNESS COMPANY, INC. 2025 Annual Meeting To Be Held on July 24, 2025 Vote by July 23, 2025 11:59 PM ET V75088-P30906 You invested in PETCO HEALTH AND WELLNESS COMPANY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on July 24, 2025. Get informed before you vote View the Notice and 2025 Proxy Statement and 2024 Annual Report online OR you can receive a free paper or email copy of the proxy materials. To ensure delivery before the meeting, please make your request by July 10, 2025. If you would like to request a copy of the proxy materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* July 24, 2025 12:00 PM Pacific Time Virtually at: www.virtualshareholdermeeting.com/WOOF2025 *The company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the Company’s 2025 Annual Meeting of Stockholders as well as for information regarding how to vote online, by phone or by mail before the meeting.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.proxyvote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Class II Directors. Nominees: 01) R. Michael Mohan 02) David Lubek 03) Christopher J. Stadler 2. To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2026. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For All For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V75089-P30906